Exhibit 10.29

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of October 25, 2016, is entered into by and between TCEH Corp., a Delaware corporation (the “Company”), and the undersigned (the “Purchaser”).

RECITALS

WHEREAS, the Company desires to issue and Purchaser desires to acquire (the “Acquisition”) shares of Common Stock of the Company, par value $.01 per share (the “Common Stock”).

AGREEMENT

NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

PURCHASE AND SALE OF SECURITIES

1.1 Purchase of Shares. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the parties contained herein, the Company agrees to sell and Purchaser agrees to purchase the number of shares (the “Shares”) of Common Stock set forth opposite Purchaser’s name on the signature page hereto, for the cash purchase price set forth opposite Purchaser’s name on the signature page hereto (the “Purchase Price”).

1.2 Closing.

(a) The sale and purchase of the Shares shall take place at a closing (the “Closing”) to be held remotely via the exchange of documents and signature pages at 6:00 p.m., Dallas, Texas time, on the date of this Agreement, or at such other date as the Company and the Purchaser mutually may agree in writing. The day on which the Closing takes place is referred to as the “Closing Date.”

(b) At the Closing:

(A) The Purchaser shall deliver the Purchase Price to the Company via cash or check; and

(B) the Company shall cause the Shares to be registered in book-entry form on the books and records of the Company in the name of Purchaser.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company makes the following representations and warranties to Purchaser, each and all of which shall be true and correct as of the date of the execution and delivery of this Agreement and shall survive the execution and delivery of this Agreement:

2.1 Corporate Existence. The Company is duly organized and validly existing under the laws of the jurisdiction of its organization and has all requisite corporate power to own its assets and carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

2.2 Authorization. The Company has all requisite corporate power and authority to enter into this Agreement, issue the Shares and perform its obligations hereunder. The execution, delivery, and performance of this Agreement have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company. This Agreement (assuming the due execution and delivery thereof by Purchaser) constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms subject, as to enforceability, to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and other laws of general applicability affecting the rights of creditors and to general principles of equity.

2.3 Validity of Securities. The Shares to be purchased and sold pursuant to this Agreement, when issued, sold and delivered in accordance with its terms for the consideration expressed herein, shall be duly and validly issued and shall be fully paid and non-assessable.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser makes the following representations and warranties to the Company, each and all of which shall be true and correct as of the date of the execution and delivery of this Agreement and shall survive the execution and delivery of this Agreement:

3.1 Investment Intent and Eligibility.

(a) Purchaser is an “accredited investor” within the meaning of Rule 501(a) under Regulation D promulgated under the Securities Act of 1933 (the “Securities Act”).

(b) The Shares to be acquired by Purchaser pursuant to this Agreement are being acquired for Purchaser’s own account, not as a nominee or agent for any other person and without a view to the distribution of such Shares or any interest therein in violation of the Securities Act or any state securities laws, and Purchaser has no present intention of selling, granting any participation in or otherwise distributing the Shares. Purchaser does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares.

(c) Purchaser (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment and is able, without materially impairing Purchaser’s financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on such investment and has prior investment experience.

(d) Purchaser has made the representations, warranties, covenants, and agreements contained in this Agreement with the expectation that they will be relied upon by the Company in determining whether (i) Purchaser is a suitable as an investor in the Shares and (ii) the Shares may be issued to Purchaser without first registering the Shares under the Securities Act and all applicable state securities laws.

3.2 Authorization. Purchaser has the right and power to execute, deliver and perform Purchaser’s obligations under this Agreement, and this Agreement is enforceable against Purchaser in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and other laws of general applicability affecting the rights of creditors and to general principles of equity.

3.3 Material Changes. Purchaser shall promptly notify the Company in writing of any material change in any of the representations or warranties set forth in this Agreement prior to the acceptance of this Agreement by the Company.

3.4 Receipt of Information. Purchaser has carefully evaluated the risks involved in investing in the Shares. Purchaser has been afforded the opportunity to ask such questions as Purchaser has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares. Purchaser has received all documents and information relating to an investment in the Shares requested by or on behalf of Purchaser to the satisfaction of Purchaser, including such information relating to the Company as Purchaser has deemed appropriate in making an investment decision with respect to the Shares. Purchaser is not relying on the Company or its affiliates with respect to economic considerations involved in the investment in the Shares. Purchaser has made, independently and without reliance on the Company or its affiliates (except to the extent Purchaser has relied on the express representations and warranties of the Company in this Agreement), its own analysis of the Shares and the Company for the purpose of acquiring the Shares.

3.5 No Brokers. No broker, finder or agent will have any claim against the Company for any fees or commissions in connection with the transactions contemplated by this Agreement based on arrangements made by or on behalf of Purchaser.

3.6 Non-Reliance. Notwithstanding anything in this Agreement to the contrary and except for those representations and warranties expressly set forth herein, it is the explicit intent of each party, and the parties hereby agree, that none of the Company or any of its affiliates or their respective representatives has made or is making any representation or warranty whatsoever, express or implied, at common law, statutory or otherwise, written or oral with respect to (i) the Shares or the Company or (ii) the accuracy or completeness of the information, records, and data now, heretofore, or hereafter made available to Purchase in connection with this Agreement (including any description of Company, the Shares, revenue, price and expense assumptions, financial projections or forecasts, or any other information furnished to Purchaser by the Company or any affiliate of the Company (or any of the respective representatives thereof)) and any such other representations or warranties (and reliance thereon) are hereby expressly disclaimed. Purchaser has not executed or authorized the execution of this Agreement in reliance upon any such promise, representation or warranty not expressly set forth herein. Notwithstanding anything in this Agreement to the contrary, and without limiting the foregoing, none of the Company or any of its Affiliates or any other person or party is making or has made, and Purchaser is not relying on, any representation or warranty regarding the Company, any of its Affiliates or any other matter whatsoever in connection with the transactions contemplated hereby, except for those representations and warranties expressly set forth herein.

ARTICLE IV

MISCELLANEOUS

4.1 Entire Agreement; Amendments and Waivers. This Agreement sets forth the entire understanding of the parties, and supersedes all prior agreements and all other arrangements and communications, whether oral or written, with respect to the subject matter hereof. Amendments or modifications to this Agreement may only be made, and compliance with any term, covenant, agreement, condition or provision set forth herein may only be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon the written consent of Purchaser and the Company. Such waiver or failure to insist upon strict compliance with such term, covenant, agreement, condition or provision shall not operate as a waiver of, or estoppel with respect to, any other failure.

4.2 Further Assurances. From time to time, as and when requested by the Company, Purchaser will execute and deliver, or cause to be executed and delivered, all such documents and instruments as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

4.3 Transfer Restrictions. Purchaser acknowledges, understands and agrees that:

(a) the offering and sale of the Shares is intended to be exempt from registration under the Securities Act, by virtue of the provisions of either Section 4(2) of the Securities Act or Rule 506 of Regulation D promulgated under the Securities Act by the SEC;

(b) none of the Shares have been registered under the Securities Act or any securities or “blue sky” laws of any state; and

(c) the Shares may not be offered, sold, transferred, pledged, hypothecated or otherwise assigned unless (i) registered under the Securities Act or any securities or “blue sky” laws of any state or (ii) an exemption from such registration is available.

4.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon the earlier of delivery thereof if by hand or upon receipt if sent by mail (registered or certified mail, postage prepaid, return receipt requested) or on the second next day (not including a Saturday, Sunday or other day on which banking institutions in the City of

Dallas, Texas shall be permitted or required by law or executive order to be closed) after deposit if sent by a recognized overnight delivery service or upon transmission if sent by facsimile transmission as follows:

If to the Company:	TCEH Corp.
1601 Bryan Street, 22nd Floor
Dallas, Texas 75201
Attention: General Counsel
Facsimile: 214.875.8306

4.5 Governing Law. This Agreement and all matters relating to, arising out of or in connection herewith shall be governed by and construed in accordance with the laws of the State of Texas without regard to the conflicts-of-laws rules thereof.

4.6 Assignment; Binding Effect. Purchaser is not permitted to assign his, her or its rights under this Agreement. This Agreement shall be binding upon the Company, Purchaser and each of their respective successors and permitted assigns.

4.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Any facsimile or portable document format (pdf) copies hereof or signature hereon shall, for all purposes, be deemed originals.

4.8 Headings. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect in any way the meaning or interpretation of this Agreement.

4.9 Severability. If any provision in this Agreement shall be held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions shall not in any way be affected or impaired thereby.

4.10 No Recourse. Notwithstanding any of the terms or provisions of this Agreement, each of Purchaser on the one hand, and the Company on the other hand, agrees that neither it nor any person acting on its behalf may assert any claims or cause of action against any officer or director of the other party or partner, member or shareholder of any such other party in connection with or arising out of this Agreement or the transactions contemplated hereby except to the extent that any of the foregoing are parties to this Agreement.

4.11 Consent to Jurisdiction. Each party hereto, by its, his or her execution hereof, (i) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts in the Dallas County, Texas for the purposes of any claim or action arising out of or based upon this Agreement or relating to the subject matter hereof, (ii) hereby waives, to the extent not prohibited by applicable law, and agrees not to assert by way of motion, as a defense or otherwise, in any such claim or action, any claim that it, he or she is not subject personally to the jurisdiction of the above-named courts, that its, his or her property is exempt or immune from attachment or execution, that any such proceeding brought in the above-named court is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court and (iii) hereby agrees not to commence any claim or action arising out of or based upon this Agreement or relating to the subject matter hereof other than before the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such claim or action to any court other than the above-named courts whether on the grounds of inconvenient forum or otherwise. The Company and Purchaser hereby consent to service of process in any such proceeding, and agree that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 4.4 is reasonably calculated to give actual notice. Each party hereto shall pay its own costs and expenses incurred in connection with any dispute arising out of this Agreement.

4.12 WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTY HERETO THAT THIS SECTION 4.12 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4.12 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

Signature pages follow.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

		Purchaser:

Number of Shares to be Purchased:	80,231	/s/ Curtis Morgan
		Name:	Curtis Morgan

Price Per Share:	$15.58

Aggregate Purchase Price:	$1,250,000	Address of Purchaser’s principal residence or principal place of business:

		Purchaser’s telephone number:

		Purchaser’s email address:

[Signature Page to Stock Purchase Agreement]

Company:
TCEH CORP.

By:	/s/ Stephanie Zapata Moore

Name:	Stephanie Zapata Moore

Title:	EVP and General Counsel

[Signature Page to Stock Purchase Agreement]